We build and service the infrastructure that enables our economy to run, our people to move, and our country to grow. Investor Presentation Summer 2024

2 DISCLOSURE: Forward-Looking Statements This presentation contains, and the officers and directors of the Company may from time to time make, statements that are considered forward- looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which may include statements about: our business strategy; our financial strategy; our industry outlook; our guidance; our expected margin growth; and our plans, objectives, expectations, forecasts, outlook and intentions. All of these types of statements, other than statements of historical fact included in this presentation, are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” "guidance," “continue,” the negative of such terms or other comparable terminology. The forward-looking statements contained in this presentation are largely based on our expectations, which reflect estimates and assumptions made by our management. These estimates and assumptions reflect our best judgment based on currently known market conditions and other factors. Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. In addition, management’s assumptions about future events may prove to be inaccurate. Management cautions all readers that the forward-looking statements contained in this presentation are not guarantees of future performance, and we cannot assure any reader that such statements will be realized or the forward-looking events and circumstances will occur. Actual results may differ materially from those anticipated or implied in the forward-looking statements due to factors listed in the “Risk Factors” section in our filings with the U.S. Securities and Exchange Commission and elsewhere in those filings. Additional factors or risks that we currently deem immaterial, that are not presently known to us or that arise in the future could also cause our actual results to differ materially from our expected results. Given these uncertainties, investors are cautioned that many of the assumptions upon which our forward-looking statements are based are likely to change after the date the forward-looking statements are made. The forward- looking statements speak only as of the date made, and we undertake no obligation to publicly update or revise any forward-looking statements for any reason, whether as a result of new information, future events or developments, changed circumstances, or otherwise, notwithstanding any changes in our assumptions, changes in business plans, actual experience or other changes. These cautionary statements qualify all forward- looking statements attributable to us or persons acting on our behalf. This presentation may contain the financial measures: adjusted net income, EBITDA, adjusted EBITDA, and adjusted EPS, which are not calculated in accordance with U.S. GAAP. If presented, a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measure will be provided in the Appendix to this presentation. Sterling Infrastructure, Inc. | STRL: IR Presentation

3 Sterling at a Glance Leading Provider of Infrastructure Services in the U.S. NASDAQ: STRL Market Cap: $3.8 B (5/31/24) 2023 Revenue: $1.97 billion 8-year revenue CAGR of 20% 2023 EBITDA Margin: 13.1% History of strong, profitable growth XXX 1Q24 net cash $4.66 per share Strong, balance sheet, Cash flow E- Infrastructure Solutions 48%Transportation Solutions 32% Building Solutions 20% 2023 Revenue by Segment Sterling Infrastructure, Inc. | STRL: IR Presentation

0 500 1000 1500 2000 2500 2015 2016 2017 2018 2019 2020 2021 2022 2023 O pe ra tin g m ar gi n % Re ve nu e ($ m ill io ns ) E-Infrastructure Solutions Transportation Solutions Building Solutions -4.9% -2.0% 2.2% 4.0% 3.4% 7.5% 7.6% 9.0% 10.4% -5.0% -3.0% -1.0% 1.0% 3.0% 5.0% 7.0% 9.0% 11.0% $(2.40) $(0.66) $0.10 $0.60 $1.24 $1.53 $2.11 $3.16 $4.44 $(3.00) $(2.00) $(1.00) $- $1.00 $2.00 $3.00 $4.00 $5.00 2015 2016 2017 2018 2019 2020 2021 2022 2023 Fu lly D ilu te d EP S fr om C on t. O ps Sterling Infrastructure, Inc. | STRL: IR Presentation 4 Transformation Built the Foundation for Success 2015 – 2019: Strategic Transformation 2020 +: Leveraging the Platform Revenue CAGR 2019-2023: +21% EPS CAGR 2019-2023: +38%

Sterling Infrastructure, Inc. | STRL: IR Presentation 5 Backlog(1,2) Trends (1) Our remaining performance obligations do not differ from what we refer to as “Backlog,” and represent the amount of revenues we expect to recognize in the future from our contract commitments on projects. (2) RPO from continuing operations 10.0% 11.0% 12.0% 13.0% 14.0% 15.0% 16.0% 0 500 1,000 1,500 2,000 2,500 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 Ba ck lo g m ar gi n, g re en Ba ck lo g ($ m ill io ns ), bl ue Ending Total Backlog Support Continued Margin Expansion 10.0% 11.0% 12.0% 13.0% 14.0% 15.0% 16.0% 0 500 1,000 1,500 2,000 2,500 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 Co m bi ne d Ba ck lo g m ar gi n, g re en Co m bi ne d Ba ck lo g ($ m ill io ns ), bl ue Ending Combined Backlog

E-Infrastructure Solutions Largest, highest-margin segment Markets + Data Centers + Next Generation Manufacturing + E-Commerce Distribution Centers + Warehousing What We Do: Leading provider of large-scale specialty site infrastructure improvement contracting services, including site selection and preparation, in the Southeastern, Northeastern and Mid-Atlantic U.S. E-Infrastructure Solutions data center project 2023 Financial Metrics + Revenue: $937 million + Operating Margin: 15.0% Drivers + Strong demand for data centers + Megaprojects for EV, batteries, solar, semiconductors, other. + Reshoring of manufacturing capacity + E-Commerce distribution center and small warehouses showing early signs of activity + 1Q24 backlog up 31.5% relative to the prior-year period. Key Customers + Hyundai/SK + Meta + Amazon + Walmart Sterling Infrastructure, Inc. | STRL: IR Presentation 6

Markets + Low-bid Heavy Highway + Alternative FD + Aviation + Rail Transportation Solutions Improved bid discipline and reduced risk What We Do: Infrastructure and rehabilitation projects for highways, roads, bridges, airports, ports, light rail and storm drainage systems in the Rocky Mountain states and Texas. Transportation Solutions Wildlife Crossing Bridge project 2023 Financial Metrics + Revenue: $631 million + Operating Margin: 6.6% Drivers + Strong state and local funding + Infrastructure Bill allocates $643B for transportation programs ($284B incremental), $25B for airports over 5 years + Over $185B in IIJA funding for 7,000+ transportation projects announced in 2022 + 1Q24 backlog up 64% relative to the prior year period. Primary Geographies + Arizona + Colorado + Hawaii + Nevada + Texas + Utah Sterling Infrastructure, Inc. | STRL: IR Presentation 7

Building Solutions Low Risk, Low CAPEX, Fast cash cycles 2023 Financial Metrics + Revenue: $404 million + Operating margin: 11.4% What We Do: Residential and Commercial concrete slabs in the Dallas/ Fort Worth, Houston, and Phoenix markets. Plumbing capabilities (rough in, top outs, fixtures in DFW) Building Solutions Dallas area large subdivision project for leading builder Markets + Dallas/ Fort Worth + Houston + Phoenix Drivers + Demand for single-family homes in the Dallas, Houston, and Phoenix markets + Share gain in the Houston and Phoenix markets + Plumbing demand and cross-selling capabilities + Favorable mix shift Customers Leading National Home Builders, including but not limited to + Pulte + D.R. Horton + Lennar + HistoryMaker Sterling Infrastructure, Inc. | STRL: IR Presentation 8

Financial Overview Sterling Infrastructure, Inc. | STRL: IR Presentation 9

10 Cash Flow Strong cash flow profile provides flexibility and supports growth investments Sterling Infrastructure, Inc. | STRL: IR Presentation Considerations: • In recent quarters, cash flow has benefited from the timing of cash payments on large projects in E- Infrastructure and Transportation Solutions. • Over the long-term, we expect that operating cash flow will approximate operating income. $25 $39 $42 $123 $159 $219 $479 $0 $100 $200 $300 $400 $500 $600 (in m ill io ns ) Operating Cash Flow Operating Cash Flow

11 Balance Sheet (1) 2018-2020 includes cash and debt from discontinued operations, 2021-1Q24 is continuing operations only. Considerations: • We expect to pursue strategic uses of our liquidity, including acquisitions, investing in capital equipment and managing leverage. • Sterling is comfortable with a forward- looking debt/EBITDA coverage ratio of +/- 2.5X. • 5-Year Credit Facility as of March 31, 2024: • $337M Term Loan Borrowings • $75M Revolving Credit Facility (Undrawn) • Net cash position as of March 31, 2024: • $145 million, or $4.66 per diluted share. Sterling Infrastructure, Inc. | STRL: IR Presentation Significant firepower to support future growth $94 $46 $66 $61 $182 $472 $480 $82 $433 $369 $452 $431 $342 $335 $- $100 $200 $300 $400 $500 $600 (in m ill io ns ) Total Debt and Cash Positions(1) Cash and cash equivalents Total debt

Capital Allocation Priorities Support organic growth in existing and new markets + Capital expenditures support multi-year growth, weighted toward E- Infrastructure Solutions Strategic M&A – “Bolt on” and/ or 4th Leg Opportunities + “Bolt-ons”: Continue to evaluate small-to-mid sized acquisition opportunities that compliment our current service offerings and customer base. + 4th Leg opportunities: Adjacent market opportunities with exposure to strong, multi-year infrastructure investment trends and/or a recurring revenue element + Seeking margin-accretive deals with attractive end market exposures at a reasonable price. Share Repurchase Program + $200 million authorization + Taking an opportunistic approach to repurchase Sterling Infrastructure, Inc. | STRL: IR Presentation 12

Full Year 2024 Guidance (1) See EBITDA guidance reconciliation in appendix. Sterling Infrastructure, Inc. | STRL: IR Presentation 13 Revenue of $2.125 to $2.215 billion Net Income of $160 to $170 million EPS of $5.00 to $5.30 EBITDA (1) of $285 to $300 million “We believe we are tracking toward the high end of our guidance, which would represent 12% revenue growth, 23% net income growth and 16% EBITDA growth” - Joe Cutillo, STRL 1Q24 Conference Call

Summary Successful strategic transformation Strong, multi-year, secular growth drivers Continued opportunity for margin expansion Robust balance sheet, FCF Strong historical stock performance Sterling Infrastructure, Inc. | STRL: IR Presentation 14

+ Appendix Sterling Infrastructure, Inc. | STRL: IR Presentation 15

16 (1) In millions except for EPS and percentages. (2) See EBITDA guidance reconciliation on page 20. Sterling Infrastructure, Inc. | STRL: IR Presentation 2024 Modeling Considerations(1) Revenue $2,125 to $2,215 Gross Margin ~17.5% G&A Expense as % of Revenue (Excluding Intangible Amortization) ~5% Intangible Amortization $17 Other Operating Expense Net $17 to $19 JV Non-Controlling Interest Expense ~$10 Effective Income Tax Rate ~25% Net Income $160 to $170 Diluted EPS $5.00 to $5.30 Expected Dilutive Shares Outstanding 32.0 EBITDA(2) $285 to $300

2024 Modeling Considerations Continued* 17 * In Millions. Non-Cash Items FY 2024 Expectations FY 2023 Depreciation $48 to $49 $42.2 Intangible Amortization $17 $15.2 Debt Issuance Cost Amortization $1 to $2 $2.0 Stock-based Compensation $14 to $16 $12.6 Deferred Taxes $15 to $17 $14.7 Other Cash Flow Items FY 2024 Expectations FY 2023 Interest expense, net of interest income $3 to $4 $15.2 CAPEX, net of disposals $55 to $60 $50.6 Sterling Infrastructure, Inc. | STRL: IR Presentation

18 Quarterly Consolidated and Segment Results ($ in millions) Q1 2024 Q1 2023 Revenues $ 440.4 $ 403.6 Gross Profit 76.9 61.7 G&A Expense (27.3) (23.3) Intangible Amortization (4.3) (3.7) Acquisition Related Costs — (0.2) Other Operating Expense, Net (3.1) (1.9) Operating Income 42.1 32.6 Interest, Net (0.8) (5.6) Income Tax Expense (7.6) (7.0) Less: Net Income Attributable to NCI (2.7) (0.4) Net income $ 31.0 $ 19.6 Diluted EPS $ 1.00 $ 0.64 EBITDA (1) $ 55.7 $ 45.9 ($ in millions) Q1 2024 Q1 2023 E-Infrastructure Solutions Revenue $ 184.5 $ 205.8 Operating Income $ 27.2 $ 24.3 Operating Margin 14.7% 11.8 % Transportation Solutions Revenue $ 149.0 $ 111.1 Operating Income $ 8.1 $ 5.3 Operating Margin 5.5% 4.8 % Building Solutions Revenue $ 106.9 $ 86.6 Operating Income $ 14.8 $ 8.7 Operating Margin 13.8% 10.0% (1) The Company defines EBITDA as GAAP net income attributable to Sterling common stockholders adjusted for depreciation and amortization, net interest expense and taxes. See EBITDA reconciliation on page 19. Sterling Infrastructure, Inc. | STRL: IR Presentation

19 (1) The Company defines EBITDA as GAAP net income attributable to Sterling common stockholders adjusted for depreciation and amortization, net interest expense and taxes. (2) The Company defines adjusted EBITDA as EBITDA excluding the impact of acquisition related costs. Three Months Ended March 31, 2024 2023 Net income attributable to Sterling common stockholders $ 31,048 $ 19,649 Depreciation and amortization 16,258 13,692 Interest expense, net of interest income 762 5,554 Income tax expense 7,604 7,033 EBITDA (1) 55,672 45,928 Acquisition related costs 36 190 Adjusted EBITDA (2) $ 55,708 $ 46,118 STERLING INFRASTRUCTURE, INC. & SUBSIDIARIES EBITDA RECONCILIATION (In thousands) (Unaudited) Sterling Infrastructure, Inc. | STRL: IR Presentation

20 (1) The Company defines EBITDA as GAAP net income attributable to Sterling common stockholders, adjusted for depreciation and amortization, net interest expense and taxes. Full Year 2024 Guidance Low High Net income attributable to Sterling common stockholders $ 160 $ 170 Depreciation and amortization 65 66 Interest expense, net of interest income 3 4 Income tax expense 57 60 EBITDA (1) $ 285 $ 300 STERLING INFRASTRUCTURE, INC. & SUBSIDIARIES EBITDA GUIDANCE RECONCILIATION (In millions) (Unaudited) Sterling Infrastructure, Inc. | STRL: IR Presentation

STRL 3-Year Stock Price Performance Source: FactSet Sterling Infrastructure, Inc. | STRL: IR Presentation 21 7/21 10/21 1/22 4/22 7/22 10/22 1/23 4/23 7/23 10/23 1/24 4/24 0 20 40 60 80 100 120 140 160 Source: FactSet Prices Closing Price 28-May-2021 to 28-May-2024 (Daily) Price (Local Currency) Sterling Infrastructure, Inc.

Protecting Our Environment + Sound governance + Environmentally responsible construction services and solutions for today and tomorrow Taking Care of Our People + Sterling’s safety rating consistently ranks 10X better than the industry average + Employee Wellness programs through extensive benefit offerings + Training & Development programs, including the new focused training through Sterling Academy + Caring for our communities and supporting organizations across our footprint and beyond Governance + Committed to conducting business ethically and with integrity and full transparency + Committed to strong and effective governance practices that promote and protect the interests of our shareholders Sustainability From strategy to operations, we are committed to sustainability by operating responsibly to safeguard and improve society’s quality of life. In 2022, we published Building a Better Tomorrow, The Sterling Way – 2022 Sustainability Report to share our sustainability practices, goals and initiatives. This year, we published Leading The Way, The Sterling Way – 2023 Sustainability Report. Both reports can be accessed via the Sterling Way (ESG) section of our website https://www.strlco.com/sustainability/ Sterling Infrastructure, Inc. | STRL: IR Presentation 22

23 Contact Us Sterling Infrastructure, Inc. Noelle Dilts, VP IR and Corporate Strategy Tel: (281) 214-0795 Cell (720) 270-6361 noelle.dilts@strlco.com Sterling Infrastructure, Inc. | STRL: IR Presentation